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                                                                   EXHIBIT 10.62

                               AMENDMENT NO. 1 TO
                            DEFERRED STOCK AGREEMENT

          AMENDMENT NO. 1, dated as of February 13, 2003, by and between Vornado Realty Trust, a Maryland real estate investment trust (the "Company") and Melvyn
H. Blum (the "Executive").

          WHEREAS, the Executive and the Company entered into a deferred stock agreement, dated as of December 29, 2000 (the "Deferred Stock Agreement") wherein the parties set forth the terms under which the Company promised to pay the Executive common shares of the Company on certain dates as set forth therein;

          WHEREAS, the Executive subsequently deferred his right to receive the payment originally due on January 22, 2003 under Section 3 of the Deferred Stock Agreement;

          WHEREAS, Section 10 of the Deferred Stock Agreement provides that the Company and the Executive may amend the Deferred Stock Agreement at any time;

          WHEREAS, the Company and the Executive deem it necessary to amend the Deferred Stock Agreement;

          NOW, THEREFORE, the parties agree that the Deferred Stock Agreement is amended in the following respects, effective as of January 22, 2003:

          1. The second sentence of Section 2 is hereby deleted and replaced in its entirety with the following:

     One fifth of the Stock Units will vest on each of the following dates: January 22, 2001, January 22, 2002, January 22, 2003, January 2, 2004 (or, if such date is not a business day, on the next occurring business day) and January 2, 2005 (or, if such date is not a business day, on the next occurring business day).

          2. Section 3 is hereby deleted and replaced in its entirety with the following:

     PAYMENT OF THE ACCOUNT. As of February 13, 2003, the Company shall pay to the Executive, within two (2) business days, that amount in cash equal to the number of shares of Stock equal to the number of vested Stock Units then credited to the Executive's Account multiplied by the average of the high and low prices of a share of Stock as reported on the New York Stock Exchange consolidated broad tape on February 12, 2003 ($33.98). Except as otherwise provided in this Agreement, on each of January 2, 2004 (or, if such date is not a business day, on the next occurring business

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     day) and January 2, 2005 (or, if such date is not a business day, on the next occurring business day) (each, a "Payment Date"), the Company shall pay to Executive that number of shares of Stock which is equal to the number of vested Stock Units then credited to his Account. Notwithstanding the foregoing, upon the Executive's termination of employment by the Company for Cause (as defined in the Employment Agreement) prior to January 2, 2005 (or, if such date is not a business day, prior to the next occurring business day), the Company shall pay to the Executive that number of shares of Stock which is equal to the number of vested Stock Units credited to his Account, in a lump sum within 10 business days following such termination.

          3. Section 4 of the Deferred Stock Agreement is hereby deleted and replaced in its entirety with the following:

     FORM OF PAYMENT. Payments pursuant to the second sentence of Section 3 shall be made by the Company in a lump sum to the Executive as soon as practicable after the Payment Date, but in no case more than 10 business days after the Payment Date. The Executive may elect to change the form of payment (to a lump sum or up to 10 equal annual installments), PROVIDED THAT any such election is made prior to the beginning of the year before the year in which the Payment Date then in effect would occur.

     The Company agrees it will register under the Securities Act of 1933 those shares of Stock defined in Annex A hereto as Vornado
     Registrable Securities on those terms and conditions set forth in Annex A hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date above written.

                                          VORNADO REALTY TRUST


                                          By:   /s/ Joseph Macnow
                                                -----------------
                                                Name: Joseph Macnow
                                                Title: Executive Vice President

                                                /s/ Melvyn H. Blum
                                                -----------------
                                                Melvyn H. Blum

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                                                                         Annex A

                      Registration Under the Securities Act

1. REGISTRATION FOR VORNADO REGISTRABLE SECURITIES UNDERLYING DEFERRED UNITS. The Company agrees to file a registration statement on either Form S-3 or Form S-8 providing for the registration of, and the sale on a continuous or delayed basis by the Executive in accordance with the methods of distribution specified by and consistent with the terms and provisions hereof, of Vornado Registrable Securities pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and/or any similar rule that may be adopted by the Securities and Exchange Commission (the "Commission"), and, if applicable, to use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission under the Securities Act not later than January 2, 2004, or if not a business day, the first business day thereafter.

2. REGISTRATION PROCEDURES. In connection with the registration statement contemplated hereby, the following provisions shall apply:

     (a) The Company shall furnish to the Executive, prior to the filing thereof with the Commission, a copy of such registration statement, and each amendment thereto and each amendment or supplement, if any, to the prospectus related thereto.

     (b) The Company shall take such action as may be necessary so that (i) such registration statement and any amendment thereto and any related prospectus (and any amendment or supplement to such prospectus) (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules and regulations thereunder, (ii) such registration statement and any amendment thereto do not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
     (iii) such prospectus forming part of the registration statement contemplated hereby, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (c) The Company shall advise the Executive:

          (i) when such registration statement and any amendment thereto has been filed with the Commission and when such registration statement or any

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          post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending effectiveness of such registration statement or the initiation of any proceedings for that purpose; and

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in such registration statement for sale in any jurisdiction or the initiation of any proceeding for such purpose.

     (d) The Company shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time.

     (e) The Company shall furnish to the Executive, without charge, as many copies of the prospectus related to such registration statement and any amendment or supplement thereto as the Executive may reasonably request; and the Company consents to the use of the prospectus and any amendment or supplement thereto by the Executive in connection with the offering and sale of the Vornado Registrable Securities covered by the prospectus and any amendment or supplement thereto until the earlier of such time that (1) such prospectus and any amendment or supplement thereto does not meet the requirements set forth in Section 2(b)(iii) above and (2) the Vornado Securities so covered cease be Vornado Registrable Securities.

     (f) The Executive shall notify the Company in writing of his intention to sell securities registered pursuant to any registration statement filed pursuant to Paragraph 1 above not less than 10 business days prior to the proposed Trade Date of any such sale. "Trade Date" shall mean the date the Executive enters into any underwriting, agency or other purchase agreement or understanding for the sale of, or otherwise agrees to sell, securities registered pursuant to such registration statement. No such notification shall obligate the Executive to consummate any such sale.

     (g) The Company shall use its commercially reasonably efforts to take all other steps necessary to effect the registration of the Vornado Registrable Securities covered by such registration statement contemplated hereby.

3. EXPENSES. The Company agrees to pay all Vornado Registration Expenses in connection with any registration pursuant to Paragraph 1 above.

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4.   INDEMNIFICATION.

     (a) Upon the registration of the Vornado Registrable Securities pursuant to the registration statement filed as contemplated by Paragraph 1 hereof, the Company shall, and it hereby agrees to, indemnify and hold harmless the Executive against any losses, claims, damages or liabilities to which the Executive may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions (pending or threatened) in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement under which such Vornado Registrable Securities were registered under the Securities Act, or any prospectus related thereto or furnished by the Company to the Executive, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Executive for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such action or claim; PROVIDED, HOWEVER, that the Company shall not be liable to the Executive in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or prospectus, or amendment or supplement, in reliance upon and in conformity with any written information (including without limitation, any questionnaire) furnished to the Company by the Executive expressly for use therein.

     (b) The Company may require, as a condition to filing the registration statement contemplated by Paragraph 1 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Executive to
     (i) indemnify and hold harmless the Company, its directors, officers who sign such registration statement, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Exchange Act, and any other holder of Stock that is included in such registration statement against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any prospectus related thereto or furnished by the Company to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by the Executive expressly for use therein (including, without limitation, any questionnaire), and
     (ii) reimburse

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     the Company for any legal or other expenses reasonably incurred by the
     Company in connection with investigating or defending any such action or claim;

     (c) Promptly after receipt by an indemnified party under Paragraph 4(a) or
     (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Paragraph 4, notify such indemnifying party in writing of the commencement of such action; but the omission to so notify the indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Paragraph 4(a) or (b) above, and then only to the extent that the indemnifying party is actually prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and (unless the indemnified party reasonably concludes that such representation would involve a conflict of interest), to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent.

5.   DEFINITIONS.

     (a) "Vornado Registrable Securities" shall mean the 59,259 shares of Stock, and any securities into which such shares of Stock are exchanged or reclassified, to be paid to the Executive in respect of Stock Units pursuant to this agreement, as amended by Amendment No. 1; PROVIDED THAT such shares of Stock shall cease to be Vornado Registrable Securities when such shares of Stock (i) have been sold or otherwise transferred by the Executive, whether pursuant to an effective

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     registration statement or otherwise, (ii) cease to become payable due to the forfeiture of Stock Units as a result of the Executive's termination of employment or (iii) have become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

     (b) "Vornado Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations hereunder, including without limitation, (i) all Commission registration and filing fees and expenses, (ii) internal expenses (including, without limitation, all salaries and expenses of the Company officers and employees performing legal or accounting duties) and (iii) fees, disbursements and expenses of counsel of the Company and the reasonable fees, disbursement and expenses of counsel of the Executive. Notwithstanding the foregoing, the Executive shall pay all agency fees and commissions and underwriting discounts and commissions, if any, attributable to the sale of such Vornado Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by the Executive not otherwise paid by the Company pursuant to Paragraph (b)(iii) hereof.

6. SUSPENSION. Notwithstanding anything contained herein, the Company may delay the filing of any such registration statement or amendment or supplement thereto if the Company in good faith has a valid business reason for such delay, including without limitation, (i) that the filing of such registration statement or amendment or supplement thereto would require the Company to include therein material information that has not theretofore been made public and which the Company is not then prepared to disclose or
     (ii) that the offering and sale of Vornado Registrable Securities by the Executive at such time will adversely affect any offering by the Company of its securities then contemplated or pending.